Income Tax Expense - Summary Of Reconciliation Of Valuation Allowance (Detail) - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Dec. 31, 2022	Jun. 30, 2022
Valuation Allowance [Abstract]
Opening balance – July 1	$ (71,048)	$ (44,584)
(Increase) in deferred tax assets (excluding losses)	(13,592)	(25,901)
(Increase) recorded to income tax provision	0	0
Other movements including foreign currency and rate differential	0	(563)
Valuation allowance on tax losses	$ (84,640)	$ (71,048)